UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

TITAN MACHINERY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33866	45-0357838
(Commission File Number)	(IRS Employer
Identification No.)

644 East Beaton Drive, West Fargo ND 58078-2648

(Address of Principal Executive Offices) (Zip Code)

(701) 356-0130

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On May 2, 2011, Titan Machinery Inc. announced that it has entered into a definitive purchase agreement to acquire St. Joseph Equipment Inc.’s construction equipment business.  A copy of the press release announcing the entry into the agreement is included in this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements: None.

(b)                                 Pro forma financial information: None.

(c)                                  Exhibits:

99.1                           Press release dated May 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN MACHINERY INC.

Date: May 2, 2011	By	/s/ Mark Kalvoda
Mark Kalvoda
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

EXHIBIT INDEX

to

FORM 8-K

TITAN MACHINERY INC.

Date of Report:	Commission File No.:
May 2, 2011	001-33866

Exhibit No.	ITEM

99.1	Press release dated May 2, 2011